UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): January 18, 2011

HEARTLAND, INC.
(Exact name of registrant as specified in charter)

Maryland	000-27045	36-4286069
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1501 US Hwy 25E
Middlesboro, KY  40965
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 606-248-7323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01                      Change in Control of Registrant

On January 18, 2011, Lee Holding Company, L.P., Thomas C. Miller, Terry Lee, Randy Frevert, Mitchell Cox and several non-affiliated shareholders of Heartland, Inc. (the “Company”) assigned the shares of common stock of the Company held by each party to Diversified Companies, Inc., a Virginia corporation (“DCI”), in consideration of an interest in DCI.  Following the assignment, DCI owns 19,063,362 shares of common stock of the Company.  Terry Lee, the CEO and Chairman of the Company is the CEO and Chairman of DCI and Mitchell Cox, the CFO of the Company, is the Secretary of DCI.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND, INC.

Date: January 21, 2011	By:	/s/ Terry L. Lee
Name: Terry L. Lee
Title: CEO